EXHIBIT 10.9

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                         AGREEMENT FOR PURCHASE AND SALE

                                  by and among

                     DAUPHIN ISLAND GATHERING COMPANY, L.P.

                                       and

                        PIPELINE & PROCESSING GROUP, INC.

                                January 31, 1996

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                                TABLE OF CONTENTS

                                                                            Page

1.      Sale and Purchase of the Assets........................................1
        1.1.   The Assets......................................................1

2.      Purchase Price.........................................................1
        2.1.   Basic Amount....................................................1
        2.2.   Adjustment to the Purchase Price................................1

3.      Representations and Warranties of Seller...............................2
        3.1.   Organization....................................................2
        3.2.   Authority and Authorization.....................................2
        3.3.   Enforceability..................................................2
        3.4.   Conflicts.......................................................3
        3.5.   Ownership in DIGP...............................................3
        3.6.   Contracts.......................................................3
        3.7.   Litigation and Claims...........................................4
        3.8.   Approvals and Preferential Rights...............................4
        3.9.   Compliance with Law and Permits.................................4
        3.10.  Status of Contracts.............................................5
        3.11.  Property Taxes, Expenses and Revenues...........................5
        3.12.  Regulatory......................................................6
        3.13.  Distributions from DIGP.........................................6
        3.14.  Insurance.......................................................6
        3.15.  Subsidiaries of DIGP............................................6
        3.16.  Gas Imbalances..................................................6
        3.17.  Title and Liens.................................................6
        3.18.  Condition of DIGS...............................................7
        3.19.  Financial Statements............................................7
        3.20.  Absence of Changes..............................................7
        3.21.  Liabilities.....................................................8
        3.22.  Bank Accounts...................................................8
        3.23.  Employee Matters................................................8
        3.24.  Investment Company; PUHCA.......................................8
        3.25.  Copies of Governing Documents...................................8

4.      Representations and Warranties of Buyer................................9
        4.1.   Organization....................................................9
        4.2.   Authorization and Authority.....................................9
        4.3.   Enforceability..................................................9
        4.4.   Conflicts.......................................................9
        4.5.   Qualified Purchaser............................................10

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        4.6.   Available Funds................................................10
        4.7.   Environmental Report...........................................10

5.      Covenants of Seller Pending Closing...................................10
        5.1.   Conduct of Business Pending Closing............................10
        5.2.   Access.........................................................11
        5.3.   Antitrust Notification.........................................11
        5.4.   Contributions..................................................11
        5.5.   Waiver of Preferential Rights..................................11
        5.6.   Financial Statements...........................................11
        5.7.   Easements......................................................12

6.      Covenants of Buyer Pending Closing....................................12
        6.1.   Antitrust Notification.........................................12
        6.2.   Notifications..................................................12

7.      Conditions Precedent to the Obligations of Buyer......................12
        7.1.   Representations and Warranties.................................12
        7.2.   Compliance.....................................................12
        7.3.   Consents.......................................................12
        7.4.   No Pending Suits...............................................12
        7.5.   HSR Act........................................................13
        7.6.   Partnership Agreement..........................................13
        7.7.   Simultaneous Closings..........................................13
        7.8.   Gathering Agreements...........................................13
        7.9.   Construction of the DIGS.......................................13

8.      Conditions Precedent to the Obligations of Seller.....................13
        8.1.   Representations and Warranties.................................13
        8.2.   Compliance.....................................................14
        8.3.   Consents.......................................................14
        8.4.   No Pending Suits...............................................14
        8.5.   HSR Act........................................................14
        8.6.   Capital Contributions and Distributions........................14
        8.7.   Gathering Agreements...........................................14
        8.8.   Simultaneous Closings..........................................14
        8.9.   Partnership Agreement..........................................14

9.      Closing...............................................................14
        9.1.   The Closing....................................................14
        9.2.   Documents to be Delivered at Closing...........................15
        9.3.   Possession.....................................................16
        9.4.   Payment of Purchase Price......................................16
        9.5.   Closing Representation by Buyer................................16

                                       ii

10.     Termination...........................................................16
        10.1.  Events of Termination..........................................16
        10.2.  Effect of Termination..........................................17

11.     Assumption of Obligations.............................................17
        11.1.  Assumed Obligations............................................17
        11.2.  Retained Obligations...........................................18

12.     Survival and Indemnification..........................................18
        12.1.  Survival.......................................................18
        12.2.  Liabilities....................................................18
        12.3.  Indemnification by Seller......................................18
        12.4.  Indemnification by Buyer.......................................19
        12.5.  Liability Limitations..........................................19
        12.6.  Waiver of Representations......................................24
        12.7.  WAIVER OF CONSUMER RIGHTS......................................24
        12.8.  Environmental Matters..........................................25

13.     Further Assurances....................................................26

14.     Access by Seller after Closing........................................26

15.     Notices...............................................................26

16.     Assignment............................................................27

17.     Governing Law.........................................................27

18.     Expenses and Fees; Income Tax Matters.................................27
        18.1.  Expenses and Fees..............................................27
        18.2.  Income Tax Matters.............................................27

19.     Integration...........................................................28

20.     Waiver or Modification................................................28

21.     Headings..............................................................28

22.     Invalid Provisions....................................................28

23.     Waiver of Jury Trial..................................................28

24.     Multiple Counterparts.................................................29

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25.     Public Announcements..................................................29

26.     Arbitration...........................................................29
        26.1.  Binding Arbitration............................................29
        26.2.  Arbitrators....................................................29
        26.3.  Conduct of Arbitration.........................................30
        26.4.  Costs of Arbitration...........................................30

27.     Third Party Beneficiaries.............................................30

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                             TABLE OF DEFINED TERMS

TERM                                                                 SECTION

AAA.................................................................. 26.1
Administrator........................................................ 26.2
Advisor ............................................................. 9.5
Affiliate............................................................ 3.6
Agreement............................................................ Page 1
Applicable Environmental Laws........................................ 3.9
Assets............................................................... 1.1
Assignee............................................................. Annex III
Assignor............................................................. Annex III
Bill of Sale......................................................... Annex III
Business Day......................................................... 15
Buyer................................................................ Page 1
Buyer Indemnified Parties............................................ 12.3
Claimant............................................................. 26.2
Closing.............................................................. 9.1
Closing Date......................................................... 9.1
Confidentiality Agreement............................................ 19
Contribution Agreement............................................... 1.1
DIGP................................................................. 1.1
DIGS................................................................. 1.1
Dispute.............................................................. 26.1
DTPA................................................................. 12.7
Easements............................................................ 3.17
Effective Date....................................................... 1.1
EGGI................................................................. 1.1
Encumbrances......................................................... 3.17
Environmental Report................................................. 4.7
Equitable Limitations................................................ 3.3
Exhibit.............................................................. 1.1
Financial Statements................................................. 3.19
HSR Act ............................................................. 5.3
Indemnified Claims................................................... 11.2
Indemnitee........................................................... 12.5
Indemnitor........................................................... 12.5
Liabilities ......................................................... 12.2
Non-Waivable Claims ................................................. 12.5
OEDC................................................................. 3.1
OEDC E&P............................................................. 7.8
Partners............................................................. 1.1

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Partnership Agreement................................................ 1.1
Payoff Balance....................................................... 2.2
Permitted Encumbrances............................................... 3.17
Permits.............................................................. 3.9
Purchase Price....................................................... 2.1
Related Transactions................................................. 7.7
Respondent........................................................... 26.2
Seller............................................................... Page 1
Seller Indemnified Parties........................................... 12.4
September 30 Balance Sheet........................................... 3.19
TMBGC................................................................ 1.1
Torch Arbitration.................................................... 5.1

                                       vi

                         AGREEMENT FOR PURCHASE AND SALE


        This Agreement for Purchase and Sale ("AGREEMENT") is made and entered into on this the 31st day of January, 1996, by and between Dauphin Island Gathering Company, L.P.
("SELLER") and Pipeline & Processing Group, Inc. ("BUYER").

1.      SALE AND PURCHASE OF THE ASSETS.

        1.1. THE ASSETS. Subject to the terms and conditions and for the consideration herein set forth, Seller agrees to sell, assign, convey and deliver to Buyer, and Buyer agrees to purchase and acquire from Seller at Closing, effective as of September 30, 1995 (the "EFFECTIVE DATE"), 96% of the interest of Seller in or under the following (the "ASSETS"): (i) Dauphin Island Gathering Partners ("DIGP") formed pursuant to the Amended and Restated General Partnership Agreement for Dauphin Island Gathering Partners dated April 18, 1994, among Enron Gas Gathering, Inc. ("EGGI"), Seller and Tenneco Mobile Bay Gathering Company ("TMBGC"), (EGGI, Seller and TMBGC are hereinafter referred to collectively as "PARTNERS" or individually as a "PARTNER"), as amended by the First Amendment to Amended and Restated General Partnership Agreement dated as of December 31, 1994, among EGGI, Seller and TMBGC, as further amended by the letter agreement dated January 8, 1996 among EGGI, Seller and TMBGC (collectively, the "PARTNERSHIP AGREEMENT"); (ii) the Contribution Agreement dated March 25, 1994, among EGGI, Seller and TMBGC, as amended by the First Amendment to Contribution Agreement dated as of December 31, 1994, among EGGI, Seller and TMBGC (collectively, the "CONTRIBUTION AGREEMENT"); and (iii) all rights and claims of Seller under any insurance policies of DIGP with non-affiliates of Seller to the extent such rights and claims relate to an obligation or liability assumed by Buyer under Section 11 hereof. The principal asset of DIGP is Dauphin Island Gathering System (the "DIGS"). A detailed description of the DIGS is contained in the Exhibit to Agreement for Purchase and Sale attached to this Agreement (the "EXHIBIT").

2.      PURCHASE PRICE.

        2.1. BASIC AMOUNT. The purchase price for the Assets, subject to adjustment pursuant to Section 2.2, shall be $17,999,899 (the "PURCHASE PRICE"). A portion of the Purchase Price will be used to pay a portion of the indebtedness to Swiss Bank Corporation as provided in Section 9.

        2.2. ADJUSTMENT TO THE PURCHASE PRICE. The Purchase Price shall be decreased by an amount equal to 24% of the amount by which (i) the amount required to be paid to satisfy in its entirety the indebtedness to Swiss Bank Corporation pursuant the documents described in Item 1 of Part I of the Exhibit (the "PAYOFF BALANCE") on September 30, 1995 (to the extent such amount is shown on the September 30 Balance Sheet), exceeds (ii) the Payoff Balance on the Closing Date. The Purchase Price shall be increased by an amount

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equal to 24% of the amount by which (a) the Payoff Balance on the Closing Date exceeds (b) the Payoff Balance on September 30, 1995 (to the extent such amount is shown on the September 30 Balance Sheet).

3. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer as follows (to the extent that any of the representations and warranties contained in this Section 3 are limited by the phrase "to Seller's knowledge," such phrase shall mean to the actual knowledge of Seller; provided, however, that Seller shall not be required to have conducted any investigation in connection with the making of these representations and warranties):

        3.1.   ORGANIZATION.

               3.1.1. Seller is a limited partnership duly organized and in good standing under the laws of the State of Texas. Seller is qualified to do business in and is in good standing under the laws of the State of Alabama. The sole general partner of Seller is OEDC, Inc. ("OEDC"). OEDC is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. OEDC is qualified to do business in and is in good standing under the laws of the State of Alabama.

               3.1.2. DIGP is a general partnership duly organized under the laws of the State of Texas, and has taken all necessary action (if any) to qualify to do business in the State of Alabama and in any other jurisdiction in which the nature of its operations make qualification necessary or advisable.

        3.2. AUTHORITY AND AUTHORIZATION. Seller has full partnership power and author ity to carry on its business as presently conducted, to enter into this Agreement and to perform its obligations under this Agreement. The execution and delivery of this Agreement by Seller have been, and the performance by Seller of this Agreement and the transactions contemplated hereby shall be at the time required to be performed hereunder, duly and validly authorized by all requisite partnership action on the part of Seller.

        3.3. ENFORCEABILITY. This Agreement has been duly executed and delivered on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, reorganization or moratorium statutes, or other similar laws affecting the rights of creditors generally or equitable principles (collectively, "EQUITABLE LIMITATIONS"). At the Closing all documents and instruments required hereunder to be executed and delivered by Seller shall be duly executed and delivered and shall constitute legal, valid and binding obligations of Seller enforceable in accordance with their terms, except as enforceability may be limited by Equitable Limitations.

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        3.4.   CONFLICTS.

               3.4.1. The execution and delivery of this Agreement by Seller does not, and the consummation of the transactions contemplated by this Agreement shall not, (a) violate or be in conflict with, or require the consent of any person or entity under, any provision of the governing documents of Seller or OEDC, (b) violate any provision of or require any consent, authorization or approval under any judgment, decree, judicial or administrative order, award, writ, injunction, statute, rule or regulation applicable to Seller or OEDC or (c) result in the creation of any lien, charge or encumbrance on the DIGS or any of the Assets.

               3.4.2. The execution and delivery of this Agreement by Seller does not, and the consummation of the transactions contemplated by this Agreement shall not, (a) violate or be in conflict with, or require the consent of any person or entity under, any provision of the governing documents of DIGP, except as may be required pursuant to Section 12.1 of the Partnership Agreement,
(b) violate any provision of or require any consent, authorization or approval under any judgment, decree, judicial or administrative order, award, writ, injunc tion, statute, rule or regulation applicable to DIGP or (c) result in the creation of any lien, charge or encumbrance on the DIGS or any other assets of DIGP.

        3.5. OWNERSHIP IN DIGP. Except as expressly provided in the Partnership Agreement, Seller is entitled to 25% of all distributions from DIGP and of each allocation of partnership income, gain, loss, deduction and credit.

        3.6.   CONTRACTS.

               3.6.1. The Exhibit contains a complete and accurate list of the following contracts, agreements, and commitments to which DIGP, or any of its assets, is bound: (a) any agreement with any Affiliate of Seller; (b) any gas gathering agreement; (c) any agreement with any downstream transporting pipeline with which the DIGS is connected; (d) any agreement with a general contractor for the construction of the DIGS; (e) any agreement with any lender; (f) any agreement to sell, lease or otherwise dispose of any of its interests in any of its assets; (g) any operating agreement or operating and maintenance agreement;
(h) permits, licenses and rights-of-way that relate to the DIGS; and (i) any other contract, agreement or arrangement which is material to DIGP or to the ownership, operation, value or use of the DIGS.

               3.6.2. In addition, the Exhibit contains a complete and accurate list of all contracts, agreements and commitments of Seller evidencing obligations or liabilities assumed by Buyer pursuant to Section 11.1.

               3.6.3. As used herein, "AFFILIATE" means any person directly or indirectly controlling, controlled by, managed by or under common control with any other person.

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        3.7. LITIGATION AND CLAIMS. Except as set forth on the Exhibit, no claim, demand, filing, investigation, administrative proceeding, action, suit or other legal proceeding is pending or, to Seller's knowledge, threatened, against
(a) Seller relating to the ownership or operation of the DIGS or to obligations or liabilities of Seller assumed by Buyer pursuant to Section 11.1 or (b) DIGP. No written notice, or to Seller's knowledge, no oral notice, from any governmental authority or any other person (including employees) has been received by Seller or DIGP (i) claiming any violation of any law, rule, regulation, ordinance, order, decision or decree of any governmental authority (including, without limitation, any such law, rule, regulation, ordinance, order, decision or decree concerning the conservation of natural resources) or
(ii) requiring, or calling attention to the need for, any repairs of the DIGS or any alterations or modifications to correct inadequacies of design or construction of the DIGS.

        3.8. APPROVALS AND PREFERENTIAL RIGHTS. The Exhibit contains a complete and accurate list of (a) all approvals and consents required to be obtained by Seller for the assignment or transfer of the Assets to Buyer, and (b) all preferential purchase rights that affect the Assets and are applicable to the transactions contemplated hereby.

        3.9.   COMPLIANCE WITH LAW AND PERMITS.

               3.9.1. To Seller's knowledge, except as set forth on the Exhibit,

                      (a) the DIGS has been and currently is operated, and DIGP and the DIGS are, in compliance with the provisions and requirements of all laws, rules, regulations, ordinances, orders, decisions and decrees of all governmental authorities having jurisdiction with respect to the DIGS or the ownership or operation thereof, and in compliance with any necessary licenses for the use of patents or other trade secrets;

                      (b) all necessary governmental permits, licenses and other authorizations (hereinafter called "PERMITS") with regard to the ownership or operation of the DIGS by DIGP have been obtained and maintained in effect;

                      (c) no violations by Seller or DIGP exist in respect of such Permits; and

                      (d) the ownership and operation of the DIGS has been in conformity, in all material respects, with the Permits.

               3.9.2. To Seller's knowledge, except as set forth on the Exhibit,

                      (a) neither DIGP nor the DIGS is in violation of, or with the lapse of time or the giving of notice, or both, would be in violation of, any applicable federal, state or local laws, rules, regulations, orders or ordinances pertaining to hazardous substances, environmentally hazardous activity, or otherwise to the protection of health, safety or the environment (collectively, the "APPLICABLE ENVIRONMENTAL LAWS"), including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act of 1976, as amended, the Clean Air Act, as amended, the Federal Water Pollution Control Act, as amended, and the Oil Pollution Act of 1990;

                      (b) neither DIGP nor the DIGS is subject to, or with the lapse of time or the giving of notice, or both, would be subject to, any existing, pending or threatened investigation or inquiry by any governmental authority under any Applicable Environmental Laws;

                      (c) neither DIGP nor the DIGS is subject to, or with the lapse of time or the giving of notice, or both, would be subject to, any remedial obligations under any Applicable Environmental Laws;

                      (d) there is no physical condition or circumstance which, with the giving of notice to, or the receiving of notice or orders from, any governmental authority, would reasonably be expected to result in Liability relating to DIGP under any Applicable Environmental Law; and

                      (e) the DIGS is free from naturally occurring radioactive material in reportable quantities.

               3.9.3. To Seller's knowledge, DIGP and the ownership and operation of the DIGS (during Seller's ownership of a partnership interest in DIGP or DIGP's ownership or operation thereof) have been in full compliance in all material respects with 49 U.S.C. ss. 1671 ET SEQ., as amended, and all applicable other federal, state, municipal or local statute, ordinances or similar matters, which pertain to the safe and prudent operation and maintenance of the DIGS and similar facilities, and all rules and regulations promulgated thereunder.

        3.10. STATUS OF CONTRACTS. Except as set forth on the Exhibit, to Seller's knowledge, all of the permits, easements, agreements and contracts described in the Exhibit are in full force and effect as to DIGP or Seller, as applicable, and as to the contract counterparties; and, to Seller's knowledge, DIGP is not in breach of, or with the lapse of time or the giving of notice, or both, would be in breach of, any of its obligations thereunder.

        3.11. PROPERTY TAXES, EXPENSES AND REVENUES. All ad valorem, property and other taxes based on the ownership of the DIGS that are due and payable have been properly and timely paid. All amounts payable by either DIGP or Seller under the terms of the con tracts described in the Exhibit have been properly and timely paid except for such expenses as are currently payable prior to delinquency in the ordinary course of business. Except for minor amounts payable by Excel Resources, Inc., all amounts payable by third-party producers under the terms of the gathering agreements relating to the DIGS are being properly and timely paid to DIGP.

        3.12. REGULATORY. DIGP has not made any filing under Section 7(c) of the Natural Gas Act.

        3.13. DISTRIBUTIONS FROM DIGP. There have been no distributions or other payments by DIGP to any Partner of DIGP since the Effective Date except (a) as contemplated in Section 5.1.2 or (b) as fees or reimbursements to the Operator or the Gas Controller (as those terms are defined in the Partnership Agreement) in accordance with the terms of the Partnership Agreement; (c) or amounts payable to TMBGC or its Affiliates for construction services relating to the DIGS..

        3.14. INSURANCE. The Exhibit contains a complete and accurate list of all insurance coverage maintained by or on behalf of DIGP.

        3.15. SUBSIDIARIES OF DIGP. DIGP has no subsidiaries. DIGP is not a partner or joint venturer in any partnership or joint venture.

        3.16. GAS IMBALANCES. There are no gas imbalances relating to the DIGS or for which DIGP has or may have liability to any party, other than potential liability to shippers for overdeliveries of gas for which DIGP would have a resulting claim against another shipper for underdeliveries of gas.

        3.17.  TITLE AND LIENS.

               3.17.1. DIGP, or an Affiliate of OEDC Partners, L.P., (i) has good and indefeasible title to the easements, servitudes, rights of way and other real property rights on which the DIGS is located (the "EASEMENTS"), all of which are listed on the Exhibit and (ii) owns all of the rights, personal property and fixtures required for the use and operation of the DIGS in the manner in which it has been operated since the Effective Date, in both instances, all free and clear of defects and irregularities and free and clear of all liens, security interests, encumbrances, contracts, agreements and other burdens (the "ENCUMBRANCES"), except for Permitted Encumbrances. The rights granted by the Easements (I) grant to DIGP, or an Affiliate of OEDC Partners, L.P., the full power and legal right to own and operate the DIGS in the manner in which it is currently being operated and (II) form a continuous, unbroken path along the route depicted in the Exhibit. As used in this Agreement, the term "PERMITTED ENCUMBRANCES" shall mean (a) Encumbrances listed in the Exhibit, including the terms of the Easements; (b) liens for current taxes and assessments that are not yet due and payable; (c) mechanics', warehousemens', landlord's and other similar statutory liens securing the payment of amounts that are not yet due and payable; (d) Encumbrances in favor of Swiss Bank Corporation, New York Branch, as collateral agent, which shall be released, and the indebtedness secured thereby fully discharged, at the Closing; and (e) other defects or irregularities of title affecting any of DIGP's assets that individually or in the aggregate would not have an adverse effect on the operation, value or use of such assets.

               3.17.2. Seller is the owner of the Assets free of all Encumbrances other than (i) Encumbrances in favor of Joint Energy Development Investments Limited Partnership and Swiss Bank Corporation, which shall be released at Closing and (ii) the terms and provisions of the Partnership Agreement and the Contribution Agreement.

        3.18. CONDITION OF DIGS. The equipment related to the DIGS has been maintained in satisfactory operating condition consistent with good, prudent industry practice and is capable of being used in the operation of the DIGS in the manner in which it has been historically operated without present need for repair or replacement except in the ordinary course of business.

        3.19.  FINANCIAL STATEMENTS.

               3.19.1. Seller has delivered to Buyer copies of the following financial statements (the "FINANCIAL STATEMENTS"):

               (a) the unaudited balance sheet of DIGP as of September 30, 1995 (the "SEPTEMBER 30 BALANCE SHEET"), and related statements of income for the period ended September 30, 1995;

               (b) the audited financial statements of DIGP as of December 31, 1994, and for the calendar year ending December 31, 1994, including the balance sheet and statements of income, partner's equity and cash flows; and

               (c) the unaudited balance sheet of DIGP as of December 31, 1995, for the calendar year ending December 31, 1995.

               3.19.2. To Seller's knowledge, the books and records of DIGP have been kept and maintained in accordance with good industry practice. To Seller's knowledge, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied except as noted therein (and except that the unaudited financial statements do not contain footnotes) and fairly present in all material respects (i) the financial position of DIGP as of the respective dates set forth therein and (ii) the results of the operations and cash flows of DIGP for the fiscal periods set forth therein.

        3.20. ABSENCE OF CHANGES. Except (a) as disclosed in the Exhibit, (b) as disclosed in the Financial Statements and (c) on account of matters that generally affect the economy or the industry in which DIGP is engaged, since September 30, 1995, there have been no adverse changes in (a) the assets, liabilities or financial condition of DIGP or (b) the business, financial condition or results of operations of DIGP.

        3.21. LIABILITIES. Except as set forth on the Exhibit or as otherwise set forth in the Financial Statements or reflected in the notes thereto, DIGP does not have any obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due), other than contractual liabilities incurred in the ordinary course of business that are not required to be disclosed on the Financial Statements and other than liabilities which have arisen after September 30, 1995, in the ordinary course of business, consistent with past practices.

        3.22. BANK ACCOUNTS. The Exhibit contains a list of all bank accounts maintained by DIGP and the name of each person authorized to draw checks on such accounts.

        3.23. EMPLOYEE MATTERS. DIGP does not have, and has never had, any employees and there is no "employee benefit plan" (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974) sponsored by, maintained by or to which DIGP has contributed.

        3.24.  INVESTMENT COMPANY; PUHCA.

               3.24.1. Seller is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               3.24.2. DIGP is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        3.25.  COPIES OF GOVERNING DOCUMENTS.

               3.25.1. The copies of the Partnership Agreement and the Contribution Agreement that were previously delivered to Buyer are complete and accurate copies of the originals of those documents.

               3.25.2. Except as set forth on the Exhibit, there are no documents between Seller and any other Partner relating to DIGP for which Buyer or DIGP would be liable from and after the Closing.

        3.26. CAPITAL CONTRIBUTIONS. Except for the capital contributions contemplated in Section 5.4 of the Partnership Agreement (that are to be made contemporaneously with Closing as contemplated in Section 8.6), all capital contributions to be made by Seller to DIGP under the terms of the Partnership Agreement through the Closing have been timely made, and there remain no outstanding obligations of Seller (or to Seller's knowledge, any other Partner) to make contributions to DIGP. After the Closing, DIGP will not have any obligation to Seller with respect to Seller's capital account in DIGP attributable to the interest in DIGP to be sold to Buyer pursuant to this Agreement.

        If and when given, the representations by Seller and Buyer contained in the certificates attached to this Agreement as Annex I and Annex II shall be deemed to be representations under this Agreement.

4. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to Seller that:

        4.1. ORGANIZATION. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan. As of the Closing, Buyer shall be qualified to do business in and in good standing under the laws of the State of Alabama.

        4.2. AUTHORIZATION AND AUTHORITY. The execution and delivery of this Agree ment have been and the performance of this Agreement and the transactions contemplated hereby shall be at the time required to be performed hereunder, duly and validly authorized by all requisite corporate action on the part of Buyer. Buyer has full corporate power and authority to carry on its business as presently conducted, to enter into this Agreement, to purchase the Assets on the terms described in this Agreement and to perform its other obligations under this Agreement.

        4.3. ENFORCEABILITY. This Agreement has been duly executed and delivered on behalf of Buyer, and constitutes a legal, valid and binding obligation of Buyer enforceable in accordance with its terms, except as enforceability may be limited by Equitable Limita tions. At the Closing all documents required hereunder to be executed and delivered by Buyer shall be duly executed and delivered and shall constitute legal, valid and binding obligations of Buyer enforceable in accordance with their terms, except as enforceability may be limited by Equitable Limitations.

        4.4. CONFLICTS. The execution and delivery of this Agreement by Buyer does not, and the consummation of the transactions contemplated by this Agreement shall not, (a) violate or be in conflict with, or require the consent of any person or entity under, any provision of Buyer's Certificate of Incorporation, bylaws or other governing documents, (b) conflict with, result in a breach of, constitute a default (or an event that with the lapse of time or notice, or both, would constitute a default) under any agreement or instrument to which Buyer is a party or is bound, or (c) violate any provision of or require any consent, authori zation or approval under any judgment, decree, judicial or administrative order, award, writ, injunction, statute, rule or regulation applicable to Buyer.

        4.5. QUALIFIED PURCHASER. Buyer is an experienced and knowledgeable investor in the gas gathering and pipeline business. Buyer is acquiring the Assets for its own account and not with a view to, or for offer of resale in connection with, a distribution thereof, within the meaning of the Securities Act of 1933, 15 U.S.C. ss. 77a ET SEQ., and any other rules, regulations, and laws pertaining to the distribution of securities.

        4.6. AVAILABLE FUNDS. Buyer has arranged to have available by the Closing Date sufficient funds to enable the payment to Seller by wire transfer of the Purchase Price in accordance with Section 9.4, and to otherwise perform Buyer's obligations under this Agreement.

        4.7. ENVIRONMENTAL REPORT. Buyer has caused to be prepared by The Hinds Group, Inc. that certain Phase I Environmental Assessment on Acquisition of Gathering System, Offshore Gulf of Mexico and Onshore Mobile, Alabama (the "ENVIRONMENTAL REPORT"), and has reviewed the same. Buyer acknowledges and agrees hereby that nothing disclosed in the Environmental Report constitutes or would, with the passage of time, constitute a breach of Seller's representations or warranties set forth in this Agreement, notwithstanding whether Seller had or lacked knowledge of the matters set forth in such Environmental Report.

5.      COVENANTS OF SELLER PENDING CLOSING.

        5.1. CONDUCT OF BUSINESS PENDING CLOSING. Seller covenants that from the date hereof to the Closing Date, except (a) as provided herein, (b) as required by any obligation, agreement, contract or instrument referred to on the Exhibit, or (c) as otherwise consented to in writing by Buyer, Seller will:

               5.1.1. Not (i) in any manner deal with, incur obligations with respect to, or undertake any transactions relating to, the Assets other than transactions in the ordinary and regular course of business of owning the Assets consistent with past practices; (ii) dispose of or encumber any of the Assets;
(iii) waive, compromise or settle any right or claim that would adversely affect the ownership, operation or value of any of the Assets; (iv) enter into any modifications or amendments of the Partnership Agreement or Contribution Agreement; or (v) consent, as a Partner in DIGP, to any of the foregoing actions with respect to the assets of DIGP.

               5.1.2. Not consent, as a Partner in DIGP, to any distribution or payment to any of the Partners except for (i) distributions to TMBGC contemplated by Section 8.1(f) of the Partnership Agreement, (ii) payments to the Operator or the Gas Controller (as those terms are defined in the Partnership Agreement) in accordance with the terms of the Partnership Agreement, (iii) amounts payable to TMBGC or its Affiliates for construction services relating to the DIGS and (iv) distributions to such Partners of any claims against Torch, Inc. that have been asserted (or that could be asserted based upon the disputes giving rise to the arbitration proceeding) in the arbitration proceeding described in Part III of the Exhibit (such proceeding is referred to as the "TORCH ARBITRATION").

               5.1.3. Notify Buyer of the discovery by Seller that any representation or warranty of Seller contained in this Agreement is, becomes or will be untrue in any material respect on the Closing Date.

        5.2. ACCESS. Seller shall afford to Buyer and its authorized representatives from the date hereof until the Closing Date, during normal business hours, reasonable access to the Assets, the assets of DIGP and to Seller's records and operating data and information relating to DIGP or the DIGS available as of the date hereof and that becomes available to Seller at any time prior to the Closing Date, other than any documents that are protected by an attorney-client privilege. If Seller denies access to Buyer to any material based on attorney-client privilege, Seller shall furnish a list of such materials to Buyer.

        5.3. ANTITRUST NOTIFICATION. If required under applicable law, Seller will file, within five Business Days after the execution of this Agreement, with the Federal Trade Commission and the Department of Justice the notification and report form required for the transactions contemplated hereby and any supplemental information that may be reasonably requested in connection therewith pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the "HSR ACT"), which notification and report form and supplemental information will comply in all material respects with the requirements of the HSR Act. Seller will seek early termination of the waiting period.

        5.4. CONTRIBUTIONS. Contemporaneously with the Closing, Seller will make capital contributions to DIGP (or such other arrangements as are acceptable to the Partners) in compliance with Section 5.4 of the Partnership Agreement.

        5.5. WAIVER OF PREFERENTIAL RIGHTS. Seller hereby waives any rights that it may have under Section 12 of the Partnership Agreement with respect to the Related Transactions and, to the extent required, consents to the Related Transactions.

        5.6. FINANCIAL STATEMENTS. Prior to Closing, Seller shall provide to Buyer copies of the audited financial statements of DIGP as of December 31, 1995, and for the calendar year ending December 31, 1995, including the balance sheet and statements of income, partner's equity and cash flows. As of the Closing, the term "Financial Statements" for purposes of the representation contained in Section 3.19 shall include the balance sheet and statements provided pursuant to this Section 5.6.

        5.7. EASEMENTS. If Seller determines, prior to the Closing, that OEDC Partners, L.P. or one of its Affiliates, rather than DIGP, has record title to any of the Easements, Seller shall cause OEDC Partners, L.P. or such Affiliate to convey such Easements to DIGP prior to the Closing.

6.      COVENANTS OF BUYER PENDING CLOSING.

        6.1. ANTITRUST NOTIFICATION. If required under applicable law, Buyer will file, within five Business Days after the execution of this Agreement, with the Federal Trade Commission and the Department of Justice the notification and report form required for the transactions contemplated hereby and any supplemental information that may be reasonably requested in connection therewith pursuant to the HSR Act, which notification and report form and supplemental information will comply in all material respects with the require ments of the HSR Act. Buyer will seek early termination of the waiting period.

        6.2. NOTIFICATIONS. Buyer will notify Seller promptly after the discovery by Buyer that any representation or warranty of Seller contained in this Agreement is, becomes or will be untrue in any material respect on the Closing Date. In addition, Buyer will notify Seller of the discovery by Buyer that any representation or warranty of Buyer contained in this Agreement is, becomes or will be untrue in any material respect on the Closing Date.

7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER. The obligations of Buyer to be performed at Closing are subject to the fulfillment, before or at Closing, of each of the following conditions:

        7.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties of Seller set forth in this Agreement shall be true and correct in all material respects on the date of this Agreement and as of the Closing Date except for changes therein specifically con templated by this Agreement. For purposes of this Section 7.1, the limitations or qualifications of any representation or warranty by the phrase "to Seller's knowledge" shall be ineffective such that the inaccuracy of a representation or warranty shall be determined without any consideration of the knowledge of Seller.

        7.2. COMPLIANCE. Seller shall have performed and complied in all material respects with each of the covenants and conditions required by this Agreement of which performance or compliance is required prior to or at the Closing.

        7.3. CONSENTS. All approvals and consents required to be obtained for, or in connection with, the transaction contemplated hereby shall have been obtained.

        7.4. NO PENDING SUITS. At the Closing Date, no suit, action or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit the performance of or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

        7.5. HSR ACT. The waiting period under the HSR Act (to the extent applicable to the transactions contemplated in this Agreement) shall have expired or been terminated.

        7.6. PARTNERSHIP AGREEMENT. An amendment and restatement of the Partnership Agreement in form and substance reasonably satisfactory to Seller and Buyer and an Operating Agreement designating Seller as the operator of the DIGS on behalf of DIGP, providing for compensation to Seller as the operator reasonably acceptable to Buyer and Seller and containing other terms as are reasonably acceptable to Seller and Buyer shall have been executed by Seller and Buyer.

        7.7. SIMULTANEOUS CLOSINGS. The purchase and sale transaction between Buyer and EGGI regarding the sale of EGGI's interest in DIGP and the purchase and sale transaction between Tennessee Gas Pipeline Company and Buyer regarding the sale of the stock of TMBGC (collectively, the "RELATED TRANSACTIONS") shall have closed contemporaneously with this Agreement.

        7.8. GATHERING AGREEMENTS. OEDC Exploration & Production, L.P., an Affiliate of Seller ("OEDC E&P"), shall have executed with DIGP a gas gathering agreement reasonably satisfactory in form and substance to Buyer and to OEDC E&P for the gathering of gas that may be produced from and attributable to OEDC E&P's interest in Viosca Knoll Blocks 33, 35, 38, 77, 80, 121, 122, 123, 298 and 300; Destin Dome Blocks 1 and 2; Pensacola Block 881; and Mobile Block 830. Such gathering agreement shall provide that OEDC E&P's interest in each of Viosca Knoll Blocks 117, 118 and 161 shall be added to such gathering agreement prior to the commencement of the drilling of any wells on each of such respective blocks unless OEDC E&P sells its interest in such block prior to the commencement of the drilling of any wells on such block.

        7.9. CONSTRUCTION OF THE DIGS. The DIGS has been constructed in compliance, in all material respects, with the description contained in the Exhibit.

8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER. The obligations of Seller to be performed at Closing are subject to the fulfillment, before or at Closing, of each of the following conditions:

        8.1. REPRESENTATIONS AND WARRANTIES. The representations and warranties by Buyer set forth in this Agreement shall be true and correct in all material respects on the date of this Agreement and as of the Closing Date except for changes therein specifically contemplated by this Agreement.

        8.2. COMPLIANCE. Buyer shall have performed and complied in all material respects with each of the covenants and conditions required by this Agreement of which performance or compliance is required prior to or at the Closing.

        8.3. CONSENTS. The consents specified in the Exhibit shall have been obtained.

        8.4. NO PENDING SUITS. At the Closing Date, no suit, action or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit the performance of or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated hereby.

        8.5. HSR ACT. The waiting period under the HSR Act applicable to the transactions contemplated in this Agreement shall have expired or been terminated.

        8.6. CAPITAL CONTRIBUTIONS AND DISTRIBUTIONS. EGGI shall have made capital contributions to DIGP, and DIGP shall have made distributions to TMBGC (or such other arrangements as are acceptable to Seller, EGGI and TMBGC) in compliance with Sections 5.4 and 8.1(f) of the Partnership Agreement.

        8.7. GATHERING AGREEMENTS. OEDC E&P shall have executed with DIGP a gas gathering agreement reasonably satisfactory in form and substance to Buyer and to OEDC E&P for the gathering of gas that may be produced from, and attributable to OEDC E&P's interest in, Viosca Knoll Blocks 33, 35, 38, 77, 80, 121, 122, 123, 298 and 300; Destin Dome Blocks 1 and 2; Pensacola Block 881; and Mobile Block 830. Such gathering agreement shall provide that OEDC E&P's interest in each of Viosca Knoll Blocks 117, 118 and 161 shall be added to such gathering agreement prior to the commencement of the drilling of any wells on each of such respective blocks unless OEDC E&P sells its interest in such block prior to the commencement of the drilling of any wells on such block.

        8.8. SIMULTANEOUS CLOSINGS. The Related Transactions shall have closed contemporaneously with this Agreement.

        8.9. PARTNERSHIP AGREEMENT. An amendment and restatement of the Partnership Agreement in form and substance reasonably satisfactory to Seller and Buyer and an Operating Agreement designating Seller as the operator of the DIGS on behalf of DIGP, providing for compensation to Seller as the operator reasonably acceptable to Buyer and Seller and containing other terms as are reasonably acceptable to Seller and Buyer shall have been executed by Seller and Buyer.

9.      CLOSING.

        9.1. THE CLOSING. The assignment and purchase of the Assets pursuant to this Agreement (the "CLOSING") shall be consummated in Houston, Texas, at the offices of Bracewell & Patterson, L.L.P. commencing at 9:00 a.m. on the third Business Day after the day that all necessary requirements of the provisions of the HSR Act shall have been complied with and the applicable waiting period under the HSR Act with respect to the transactions contemplated hereby and any of the Related Transactions, shall have expired or been terminated (the "CLOSING DATE").

        9.2.   DOCUMENTS TO BE DELIVERED AT CLOSING.

               9.2.1. At the Closing, Seller shall deliver to Buyer the following instruments, dated the Closing Date, properly executed by authorized representatives and, where appropriate, acknowledged:

                      (a) A Bill of Sale in the form of Annex III to convey the Assets to Buyer;

                      (b) Such other instruments as are necessary to effectuate the conveyance of the Assets to Buyer;

                      (c) A certificate substantially in the form of Annex I;

                      (d) A certificate of nonforeign status in the form mutually acceptable to Buyer and Seller;

                      (e) The Agreements of Confidentiality and Exclusivity in the form of Annex IV hereto;

                      (f) An opinion of Seller's counsel in a form mutually acceptable to Buyer and Seller concerning the matters set forth in Sections 3.1, 3.2, 3.3, and 3.4 and similar matters with respect to OEDC Partners, L.P. in connection with the Performance Guaranty dated the Closing Date to be executed by OEDC Partners, L.P.; and

                      (g) The Performance Guaranty dated the Closing Date in the form attached hereto as Annex V executed by OEDC Partners, L.P.

               9.2.2. At the Closing, Buyer shall deliver to Seller the following instruments, dated the Closing Date, properly executed by authorized representatives and, where appropriate, acknowledged:

                      (a) A certificate in the form of Annex II;

                      (b) The Agreements of Confidentiality and Exclusivity in the form of Annex IV hereto;

                      (c) An opinion of Buyer's counsel in a form mutually acceptable to Buyer and Seller concerning the matters set forth in Sections 4.1, 4.2, 4.3, and 4.4 and similar matters with respect to MCN Investment Corporation in connection with the Performance Guaranty dated the Closing Date to be executed by MCN Investment Corporation; and

                      (d) The Performance Guaranty dated the Closing Date in the form attached hereto as Annex VI executed by MCN Investment Corporation.

               9.2.3. At the Closing, Seller shall deliver to Buyer copies of releases of the Encumbrances against the Assets in favor of Joint Energy Development Investments Limited Partnership and Swiss Bank Corporation.

        9.3. POSSESSION. At the Closing, Seller shall deliver to Buyer possession of the Assets.

        9.4. PAYMENT OF PURCHASE PRICE. At the Closing, against delivery of the documents and materials described in Section 9.2, Buyer shall pay the Purchase Price by wire transfer of immediately available funds as follows: (a) to Swiss Bank Corporation, an amount equal to the lesser of (i) 25% of all amounts owed pursuant to the Credit Agreement described in Item 1 of Part I of the Exhibit or
(ii) the Purchase Price and (b) the balance of the Purchase Price, if any, to Seller. Seller shall designate the appropriate bank account(s) to Buyer not later than two Business Days prior to Closing.

        9.5. CLOSING REPRESENTATION BY BUYER. The consummation of the transactions contemplated in this Agreement by Buyer shall constitute an acknowledgment by Buyer to Seller that Buyer has been afforded an opportunity to
(a) examine the Assets, the DIGS and such materials as it has requested to be provided to it by Seller that have been provided by Seller or any other Partner,
(b) discuss with representatives of Seller and DIGP such materials and the nature and operation of the Assets and the DIGS and (c) investigate the condition, including subsurface condition, of the DIGS. In entering into this Agreement and consummating the transactions contemplated in this Agreement, Buyer has relied solely on the express representations, warranties and covenants of Seller in this Agreement, its independent investigation of, and judgment with respect to, the Assets and the properties and assets owned by DIGP and the advice of its own legal, tax, economic, environmental, engineering, geological and geophysical advisors and not on any comments or statements of any representatives of, or consultants or advisors engaged by, Seller or Petrie Parkman & Co.
(the "ADVISOR").

10.     TERMINATION.

        10.1. EVENTS OF TERMINATION. This Agreement may be terminated at any time prior to the Closing:

               10.1.1. By the mutual written consent of Buyer and Seller;

               10.1.2. By Seller if (i) Buyer shall fail to perform in any material respect its covenants contained herein required to be performed by it on or prior to the Closing Date, or (ii) any of Buyer's representations or warranties contained herein shall be incorrect in any material respect on the Closing Date, and such failure or misrepresentation is not cured within ten days after Seller shall have notified Buyer of its intent to terminate this Agreement pursuant to this Section 10.1.2;

               10.1.3. By Buyer if (i) Seller shall fail to perform in any material respect its covenants contained herein required to be performed by it on or prior to the Closing Date, or (ii) any of Seller's representations or warranties contained herein shall be incorrect in any material respect on the Closing Date, and such failure or misrepresentation is not cured within ten days after Buyer has notified Seller of its intent to terminate this Agreement pursuant to this Section 10.1.3; and

               10.1.4. By either Seller or Buyer if for any reason the Closing has not occurred by March 29, 1996.

        10.2. EFFECT OF TERMINATION. In the event of the termination of this Agreement by either party as provided in Section 10, neither of the parties shall have any liability hereunder of any nature whatsoever to the other; provided that (i) if such termination shall result from the willful failure of one party to fulfill a condition to the performance of the other party hereto or to perform a covenant of this Agreement or from a willful misrepresentation by either party, such party shall be fully liable for any and all Liability sustained or incurred by the other party, and (ii) the provisions of Sections 12.4.2, 12.5.6, 12.7, and 15, 16, 17 and 19 through 27 shall survive any such termination.

11.     ASSUMPTION OF OBLIGATIONS.

        11.1. ASSUMED OBLIGATIONS. Except as provided in Section 11.2, at Closing, Buyer shall assume 96% of (a) all of the obligations and liabilities of Seller as a general partner in DIGP, whether accruing prior to or after the Effective Date, (b) all of the obligations and liabilities of Seller under the Partnership Agreement and the Contribution Agreement, whether accruing prior to or after the Effective Date, and (c) all of the other obligations and liabilities of Seller with respect to DIGP or the DIGS, whether accruing prior to or after the Effective Date. Such obligations and liabilities include, but are not limited to, the obligation (i) to abandon or remove and dispose of all structures, pipelines and the other equipment now or hereafter owned by DIGP;
(ii) to dispose of naturally occurring radioactive material and all other pollutants, wastes, contaminants, or hazardous, extremely hazardous, or toxic materials, substances, chemicals or wastes now or hereafter located on the properties owned by DIGP; and (iii) with respect to pipeline demobilization and partnership liquidation costs described in Sections 11.4 and 12.1 of the Partnership Agreement. The assumption by Buyer set forth in Section 11 does not limit any right of Buyer to indemnity under Section 12.3.

        11.2.  RETAINED OBLIGATIONS.

               11.2.1. Buyer does not assume, and Seller retains or assumes, 4% of (a) all of the obligations and liabilities of Seller as a general partner in DIGP, whether accruing prior to or after the Effective Date, (b) all of the obligations and liabilities of Seller under the

Partnership Agreement and the Contribution Agreement, whether accruing prior to or after the Effective Date, and (c) all of the other obligations and liabilities of Seller with respect to DIGP or the DIGS, whether accruing prior to or after the Effective Date.

               11.2.2. Buyer does not assume, and Seller retains or assumes, any obligation or liability of DIGP or Seller (a) with respect to the Torch Arbitration; (b) with respect to the fees payable to the Advisor relating to the transactions contemplated in this Agreement; (c) relating to periods after the Effective Date and allocated to Seller pursuant to the amended and restated Partnership Agreement contemplated in Sections 7.6 and 8.9; (d) with respect to Indemnifiable Claims; or (e) with respect to any state or federal income taxes (and interest and penalties related thereto) of Seller for any taxable period ending on or before December 31, 1995. As used in this Agreement, "INDEMNIFIABLE CLAIMS" means any Liabilities for which any of the Buyer Indemnified Parties are entitled to indemnification by Seller pursuant to the indemnification provisions contained in Section 12.3.1(a), after giving effect to the deductible contained in Section 12.5.2, the cap contained in Section 12.5.5, the time limitation contained in Section 12.5.1 and all of the other limitations on such Liabilities contained in Sections 12.5, 12.6 and 12.7.

               11.2.3. Buyer does not assume, and Seller retains or assumes, any obligation or liability of Seller under the Partnership Agreement resulting from the gross negligence or willful misconduct of Seller in the performance by Seller of the Operator's (as such term is defined in the Partnership Agreement) duties and responsibilities under the Partnership Agreement.

12.     SURVIVAL AND INDEMNIFICATION.

        12.1. SURVIVAL. The liability of Buyer and Seller under each of their respective representations, warranties and covenants contained in this Agreement shall survive the Closing and execution and delivery of the assignments contemplated hereby.

        12.2. LIABILITIES. The term "LIABILITIES" shall mean any and all claims, demands, suits, actions, proceedings, payments, charges, judgments, assessments, liabilities, damages, penalties, fines or costs and expenses suffered, paid or incurred by the person seeking indemnification, including any legal or other expenses reasonably incurred in connection therewith.

        12.3.  INDEMNIFICATION BY SELLER.

               12.3.1. After the Closing, Seller shall be responsible for, shall pay on a current basis, and shall indemnify, save, hold harmless, discharge and release Buyer, all of its Affiliates, successors and, permitted assignees, and all of its and their respective stockholders, directors, officers, employees, agents and representatives (collectively, "BUYER INDEMNIFIED PARTIES") from and against any and all Liabilities, arising from, based upon, related to or associated with (a) any breach of a representation, warranty or covenant of

Seller contained in this Agreement; (b) obligations and liabilities retained by Seller pursuant to Section 11.2; and (c) the fees of the Advisor and any brokers' or finders' fees or com missions arising with respect to brokers or finders retained or engaged by Seller and resulting from or relating to the transactions contemplated in this Agreement.

               12.3.2. For purposes of Section 12.3.1, the limitation or qualification of the representations and warranties contained in Sections 3.9.1,
3.10 and 3.19 "to Seller's knowledge" shall be ineffective such that the inaccuracy of such representation and warranty shall be determined without any consideration of the knowledge of Seller.

        12.4.  INDEMNIFICATION BY BUYER.

               12.4.1. After the Closing, Buyer shall be responsible for, shall pay on a current basis, and shall indemnify, save, hold harmless, discharge and release Seller, its Affiliates, its and their successors and permitted assigns, and all of their respective stockholders, directors, officers, employees, agents and representatives (collectively, "SELLER INDEMNIFIED PARTIES") from and against any and all Liabilities arising from, based upon, related to or associated with (a) any breach of a representation, warranty or covenant of Buyer contained in this Agreement; (b) liabilities and obligations assumed by Buyer pursuant to Section 11.1; and (c) any brokers' or finders' fees or commissions arising with respect to brokers or finders retained or engaged by Buyer and resulting from or relating to the transactions contemplated in this Agreement.

               12.4.2. Buyer shall hold harmless, discharge and release the Seller Indemnified Parties from and against any and all liabilities for injury to or death of persons or damage to property of any Buyer Indemnified Party arising out of or relating to Buyer's access to the Assets, the assets of DIGP and Seller's records. In addition, Buyer shall hold harmless, discharge and release the Seller Indemnified Parties from and against any and all Liabilities for injury to or death of persons or damage to property of any person or entity other than any Buyer Indemnified Party relating to Buyer's access to the Assets, the assets of DIGP and Seller's records, but only to the extent of Buyer's negligence, strict liability or other fault.

        12.5.  LIABILITY LIMITATIONS.

               12.5.1. After the Closing, any assertion by any Buyer Indemnified Party that Seller is liable (a) for the inaccuracy of any representation or warranty, (b) for the breach of any covenant, (c) for indemnity under the terms of this Agreement or (d) otherwise in connection with the transactions contemplated in this Agreement, must be made by Buyer in writing and must be given to Seller on or prior to the expiration of the 549th day after the Closing Date, or, if such day is not a Business Day, the next preceding Business Day. The notice shall state the facts known to Buyer that give rise to such notice in sufficient detail to allow Seller to evaluate the assertion. The limitations in this Section shall not apply, however, to the obligations of Seller under Sections 11.2.1, 11.2.2(a), 11.2.2(b), 11.2.2(c), 11.2.2(e), 11.2.3, 13, 16, 18, 25 and 26.

               12.5.2. None of the Buyer Indemnified Parties shall be entitled to assert any right to indemnification hereunder or to otherwise seek any damages or other remedies for or in connection with (a) the inaccuracy of any representation or warranty of Seller contained in this Agreement or in any other agreement, instrument, document or certificate executed or delivered in connection with this Agreement; (b) the breach of, or failure to perform or satisfy any of the covenants of Seller set forth in this Agreement or in any other agreement, instrument, document or certificate executed or delivered in connection with this Agreement; or (c) any liabilities otherwise arising in connection with or with respect to the transactions contemplated in this Agreement until the aggregate amount of the Liabilities for such misrepresentations and breaches actually suffered by Buyer exceeds one percent of the Purchase Price, and then only to the extent of such excess. The limitations in this Section shall not apply, however, to the obligations of Seller under Sections 10.2, 11.2.1, 11.2.2(a), 11.2.2(b), 11.2.2(c), 11.2.2(e),
11.2.3, 13, 16, 18, 25 and 26.

               12.5.3. The amount of any Liabilities for which any of the Buyer Indemnified Parties or Seller Indemnified Parties is entitled to indemnification or other compensation under this Agreement or in connection with or with respect to the transactions contemplated in this Agreement shall be reduced by any corresponding (a) tax benefit created or generated or (b) insurance proceeds realized or that could reasonably be expected to be realized by such party if a claim were properly pursued by such party under the relevant insurance arrangements.

               12.5.4. The maximum Liability for which the Buyer Indemnified Parties is entitled to indemnification or other compensation under this Agreement in connection with the Torch Arbitration shall be limited to 25% of the Liabilities (except court or arbitration costs and attorneys' fees) suffered by all of the Buyer Indemnified Parties and 100% of the court or arbitration costs and reasonable attorneys fees incurred by the Buyer Indemnified Parties in such assertion against Seller. The maximum Liability for which the Buyer Indemnified Parties is entitled to indemnification or other compensation under this Agreement in connection with the breach of any representation or warranty of Seller under this Agreement or any documents delivered in connection herewith (other than Sections 3.1.1, 3.2, 3.3, 3.4.1, 3.5, 3.6.1(a), 3.6.2 (to the extent that such section requires disclosure of matters relating solely to Seller other than as a Partner), 3.7(a) (to the extent that such section requires disclosure of matters relating solely to Seller other than as a Partner), 3.8, 3.11 (to the extent that such section requires disclosure of matters relating solely to Seller other than as a Partner), 3.13 (to the extent that such section requires disclosure of matters relating solely to Seller other than as a Partner), 3.17.2, 3.24.1, 3.25.2, and 3.26, shall be limited to 25% of the Liabilities (except court or arbitration costs and attorneys' fees) suffered by all of the Buyer Indemnified Parties and 100% of the court or arbitration costs and reasonable attorneys' fees incurred by the Buyer Indemnified Parties in such assertion against Seller. The Liability for which any of the Buyer Indemnified Parties is entitled to indemnification or other compensation under this Agreement or any of the documents delivered in connection herewith with respect to the breach of any representation or warranty under Sections 3.1.1, 3.2, 3.3, 3.4.1, 3.5, 3.6.1(a),
3.6.2 (to the extent that such section requires disclosure of matters relating solely to Seller other than as a Partner), 3.7(a) (to the extent that such section requires disclosure of matters relating solely to Seller other than as a Partner), 3.8, 3.11 (to the extent that such section requires disclosure of matters relating solely to Seller other than as a Partner), 3.13 (to the extent that such section requires disclosure of matters relating solely to Seller other than as a Partner), 3.17.2, 3.24.1, 3.25.2, and 3.26 shall not be limited by the limitations contained in this Section 12.5.4. Seller shall never be jointly liable with Tennessee Gas Pipeline Company or any of its Affiliates or EGGI or any of its Affiliates for any Liabilities suffered by Buyer in connection with the transactions contemplated by this Agreement, and shall not have any liability under any of the agreements executed by Buyer for the Related Transactions.

               12.5.5. Seller shall not be required to indemnify any Buyer Indemnified Parties in an amount exceeding in the aggregate fifty percent of the Purchase Price. The limitations in this Section shall not apply, however, to the obligations of Seller under Sections 10.2, 11.2.1, 11.2.2(a), 11.2.2(b), 11.2.2(c), 11.2.2(e), 11.2.3, 13, 16.1, 18, 25 and 26.4.

               12.5.6. NONE OF THE BUYER INDEMNIFIED PARTIES NOR THE SELLER INDEMNIFIED PARTIES SHALL BE ENTITLED TO RECOVER FROM SELLER OR BUYER, RESPECTIVELY, FOR ANY LOSSES, COSTS, EXPENSES, OR DAMAGES ARISING UNDER THIS AGREEMENT, OR IN CONNECTION WITH OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT, ANY AMOUNT IN EXCESS OF THE ACTUAL COMPENSATORY DAMAGES, COURT COSTS AND REASONABLE ATTORNEY FEES, SUFFERED BY SUCH PARTY. BUYER ON BEHALF OF EACH OF THE BUYER INDEMNIFIED PARTIES AND SELLER ON BEHALF OF EACH OF THE SELLER INDEMNIFIED PARTIES WAIVES ANY RIGHT TO RECOVER PUNITIVE, SPECIAL, EXEMPLARY AND CONSEQUENTIAL DAMAGES ARISING IN CONNECTION WITH OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT. This Section shall not limit the right of either the Buyer Indemnified Parties or the Seller
Indemnified Parties to recover punitive, special, exemplary and consequential damages paid to a third party pursuant to a claim that is otherwise indemnifiable under this Agreement.

               12.5.7. Except for claims based on actual fraud and other remedies that may not be waived by the operation of law ("NON-WAIVABLE CLAIMS"), if the Closing occurs, the sole and exclusive remedy of each of the Buyer Indemnified Parties and the Seller Indemnified Parties with respect to the obligations and liabilities assumed under Section 11.1 and the purchase and sale of the Assets (including, without limitation, Indemnifiable Claims) shall be pursuant to the express indemnification provisions of this Agreement. Any and all (a) claims relating to the representations, warranties, covenants and agreements contained in this Agreement, (b) other claims pursuant to or in connection with this Agreement or (c) other claims relating to the Assets and the purchase and sale thereof shall be subject to the provisions set forth in Section 12, except that Non-Waivable Claims will not be subject to the provisions of Sections 12.5.1, 12.5.2 or
12.5.5. If the Closing occurs, Buyer on behalf of each of the Buyer Indemnified Parties shall be deemed to have waived, to the fullest extent permitted under applicable law, any right of contribution against Seller or any of its Affiliates with respect to the DIGS and any and all rights, claims and causes of action it may have against Seller or any of its Affiliates arising under or based on any federal, state or local statute, law, ordinance, rule or regulation or common law (this sentence does not limit claims under the indemnification provisions of this Agreement). If the Closing occurs, Seller on behalf of each of the Seller Indemnified Parties shall be deemed to have waived, to the fullest extent permitted under applicable law, any right of contribution against Buyer or any of its Affiliates with respect to the DIGS and any and all rights, claims and causes of action it may have against Buyer or any of its Affiliates arising under or based on any federal, state or local statute, law, ordinance, rule or regulation or common law (this sentence does not limit claims under the indemnification provisions of this Agreement).

               12.5.8. In the event any legal proceeding shall be threatened or instituted or any claim or demand shall be asserted or discovered by any person in respect of which payment may be sought be one party hereto from the other party under the provisions of Section 12, the party seeking indemnification (the "INDEMNITEE") shall promptly cause written notice of the assertion of any such claim of which it has knowledge which is covered by this indemnity to be forwarded to the other party (the "INDEMNITOR"). Any notice of a claim by reason of any of the representations, warranties, covenants, or agreements contained in this Agreement shall state specifically the representation, warranty, covenant, or agreement with respect to which the claim is made, the facts giving rise to an alleged basis for the claim, and the amount of the liability asserted against the Indemnitor by reason of the claim. In the event of the initiation of any legal or administrative or other proceeding against an Indemnitee by a third party for which indemnification is sought pursuant to Section 12, the Indemnitor shall have the absolute right after the receipt of notice at its option and at its own expense, to be represented by counsel of its choice, and to defend against, negotiate, settle or otherwise deal with any proceeding, claim, or demand which relates to any loss, liability or damages indemnified against hereunder; PROVIDED, HOWEVER, that the Indemnitee may participate in any such proceeding with counsel of its choice and at its expense. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such legal proceedings, claim or demand. To the extent the Indemnitor elects not to defend such proceeding, claim or demand, and the Indemnitee defends against or otherwise deals with any such proceedings, claim or demand, the Indemnitee may retain counsel, at the expense of the Indemnitor, and control the defense and settlement of such proceeding.

               12.5.9. Seller and Buyer acknowledge that the payment of money, as limited by the terms of this Agreement, shall be adequate compensation for breach of any representation, warranty, covenant or agreement contained herein or for any other claim arising in connection with or with respect to the transactions contemplated in this Agreement, provided, however, that either Buyer or Seller, as the case may be, shall be entitled to injunctions, restraining orders and other equitable remedies in the event (i) all of the conditions to such party's obligation to close set forth in
Section 8 or Section 9, as applicable, have been satisfied and (ii) the other party fails to close the transactions contemplated by this Agreement. As the payment of money shall be adequate compensation for any breaches of this Agreement other than the failure of any party to close the transactions contemplated by this Agreement, Buyer and Seller waive any right to rescind this Agreement or any of the transactions contemplated hereby.

               12.5.10. Each person entitled to indemnification hereunder or otherwise to damages in connection with the transactions contemplated in this Agreement shall take all reasonable steps to mitigate all losses, costs, expenses and damages after becoming aware of any event or circumstance that could reasonably be expected to give rise to any losses, costs, expenses and damages that are indemnifiable or recoverable hereunder or in connection herewith.

               12.5.11. EXCEPT AS PROVIDED IN THE SECOND SENTENCE OF SECTION 12.4.2, THE INDEMNIFICATION, RELEASE AND ASSUMPTION PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE SOLELY OR IN PART FROM THE GROSS, ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OF ANY INDEMNIFIED PARTY. BUYER AND SELLER ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

               12.5.12. Neither Seller nor Buyer shall have any obligation or liability to the other under this Agreement or in connection with or with respect to the transactions contemplated in this Agreement for (a) any breach, misrepresentation or noncompliance with respect to any representation, warranty, covenant or obligation if such breach, misrepresentation or noncompliance shall have been waived by the other party expressly in writing or by operation of the provisions of this Agreement or (b) any misrepresentation or breach of warranty if the party asserting the claim had actual knowledge of the relevant facts at or before Closing.

        12.6.  WAIVER OF REPRESENTATIONS.

               12.6.1. THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF, ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, OR OTHER CONDITION OF THE ASSETS OR ANY OF THE ASSETS OF DIGP; OR THE OWNERSHIP OR OPERATION OF THE ASSETS OR ANY OF THE ASSETS OF DIGP OR ANY PART THEREOF.

               12.6.2. EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THIS AGREEMENT, SELLER EXPRESSLY DISCLAIMS AND NEGATES, AND BUYER HEREBY WAIVES, (I) ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES, IF ANY, OF OIL, GAS OR OTHER HYDROCARBONS IN OR UNDER THE OIL AND GAS PROPERTIES ATTACHED OR THAT COULD BE ATTACHED TO THE DIGS; (II) ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO THE QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO SAMPLES, OR CONDITION OF ANY OF THE ASSETS OR ANY OF THE ASSETS OF DIGP OR ANY PART THEREOF; AND (III) ALL REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OTHER THAN THE EXPRESS REPRESENTATIONS CONTAINED IN THIS AGREEMENT.

               12.6.3. EXCEPT FOR THE EXPRESS REPRESENTATIONS OF SELLER CONTAINED IN THIS AGREEMENT THE ASSETS ARE SOLD, AND BUYER
ACCEPTS THE ASSETS "AS IS, WITH ALL FAULTS."

               12.6.4. THERE ARE NO REPRESENTATIONS OR WARRANTIES THAT EXTEND BEYOND THE FACE OF THIS AGREEMENT, THE CERTIFICATES,
DOCUMENTS OR INSTRUMENTS DELIVERED AT CLOSING.

               12.6.5.  BUYER ACKNOWLEDGES THAT THE WAIVERS IN SECTION
12.6 ARE CONSPICUOUS.

        12.7. WAIVER OF CONSUMER RIGHTS. SELLER AND BUYER EACH HEREBY WAIVES THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES ACT, CHAPTER 17, SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63, INCLUSIVE, OF THE TEXAS BUSINESS AND COMMERCE CODE (THE "DTPA"), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, EACH OF SELLER AND BUYER VOLUNTARILY CONSENTS TO THIS WAIVER. TO EVIDENCE ITS ABILITY TO GRANT SUCH WAIVER, EACH PARTY REPRESENTS TO THE OTHER THAT (I) IT IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION; (II) IT IS REPRESENTED BY LEGAL COUNSEL IN ENTERING INTO THIS AGREEMENT; AND (III) SUCH LEGAL COUNSEL WAS NOT DIRECTLY OR INDIRECTLY IDENTIFIED, SUGGESTED, OR SELECTED BY AN AGENT OF THE OTHER PARTY.

        12.8.  ENVIRONMENTAL MATTERS.

               12.8.1. Notwithstanding anything in this Agreement to the contrary, the representations and warranties made by Seller in Sections 3.9.2 and 3.9.3 are the exclusive representations and warranties made by Seller with respect to the following, and none of the other representations or warranties made by Seller under this Agreement or the documents delivered in connection herewith shall be deemed to cover or relate to the following:

               (a) whether DIGP or the DIGS is in violation of, or with the lapse of time or the giving of notice, or both, would be in violation of, any Applicable Environmental Laws;

               (b) whether DIGP or the DIGS is subject to, or with the lapse of time or the giving of notice, or both, would be subject to, any existing, pending or threatened investigation or inquiry by any governmental authority under any Applicable Environmental Laws;

               (c) whether DIGP or the DIGS is subject to, or with the lapse of time or the giving of notice, or both, would be subject to, any remedial obligations under any Applicable Environmental Laws;

               (d) whether there is any condition or circumstance which, with the giving of notice to, or the receiving of notice or orders from, any governmental authority, would reasonably be expected to result in Liability relating to DIGP under any Applicable Environmental Law;

               (e) whether the DIGS is free from naturally occurring radioactive material in reportable quantities; or

               (f) whether DIGP or the ownership and operation of the DIGS (during Seller's ownership of a partnership interest in DIGP or DIGP's ownership or operation thereof) have been in full compliance with 49 U.S.C. ss. 1671 ET SEQ. as amended and all applicable other federal, state, municipal or local statute, ordinances or similar matters, which pertain to the safe and prudent operation and maintenance of the DIGS and similar facilities, and all rules and regulations promulgated thereunder.

               12.8.2. Notwithstanding anything in this Agreement to the contrary, if any of Seller's representations or warranties under this Agreement or in the documents delivered in connection herewith (other than Seller's representations and warranties under Sections 3.9.2 and 3.9.3) (i) pertain to matters relating to the protection of health, safety, or the environment, and
(ii) are not encompassed by the matters set forth in Section 12.8.1 above, then such representations or warranties of Seller, insofar as they relate to matters relating to the protection of health, safety or the environment shall be (x) limited to Seller's knowledge, and (y) modified by the same disclosures made by Seller with respect to Sections 3.9.2 and 3.9.3 of the Agreement.

13. FURTHER ASSURANCES. After the Closing, Seller and Buyer shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document, certificate or other instrument delivered pursuant hereto. If OEDC Partners, L.P. or one of its affiliates, rather than DIGP, has record title to any of the Easements, Seller shall cause OEDC Partners, L.P. or such affiliate to convey such Easements to DIGP.

14. ACCESS BY SELLER AFTER CLOSING. After the Closing Date, Seller and its authorized representatives shall have reasonable access at Seller's sole cost and expense) during Buyer's normal business hours to (a) all books and records of Buyer pertaining to the Assets and the assets of DIGP, for periods prior to the Closing Date and (b) the Assets and the assets of DIGP, for the purpose of prosecuting or defending claims, lawsuits or other proceedings, for audit purposes, or to comply with legal process, rules, regulations or orders of any governmental authority. Seller, at its sole expense, may copy such records that it deems appropriate. Buyer agrees to maintain such books and records for a minimum of six years after Closing.

15. NOTICES. All notices required or permitted under this Agreement shall be in writing and, (a) if by air courier, shall be deemed to have been given one Business Day after the date deposited with a recognized carrier of overnight mail, with all freight or other charges prepaid, (b) if by telecopier, shall be deemed to have been given when actually received, and (c) if mailed, shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid, addressed as follows:

To Seller:             Dauphin Island Gathering Company, L.P.
                       1400 Woodloch Forest Dr., Suite 200
                       The Woodlands, Texas 77380
                       Attention:  David Strassner
                       Telephone:  713-364-0033
                       Telecopier:  713-364-1122

To Buyer:              Pipeline & Processing Group, Inc.
                       150 West Jefferson Avenue
                       Detroit, Michigan 48226
                       Attention:  Michael J. Way
                       Telephone:  313-256-5702
                       Telecopier:  313-256-6918

"BUSINESS DAY" shall mean a day other than Saturday or Sunday or any legal holiday for commercial banking institutions under the laws of the State of Texas.

16.     ASSIGNMENT.

        16.1. Neither Seller nor Buyer may assign its rights or delegate its duties or obligations arising under this Agreement, in whole or in part, by operation of law or otherwise, before Closing, without the prior written consent of the other party, except that Buyer may assign its rights hereunder prior to Closing to any other wholly owned, direct or indirect subsidiary of MCN Corporation, but no such assignment shall relieve Buyer from any responsibility, obligations or liabilities hereunder.

        16.2. After Closing, neither Buyer nor Seller will assign or delegate its rights, benefits, duties or obligations arising under this Agreement, in whole or in part, without the prior written consent of the other party, which consent shall not be unreasonably withheld. Any assigning or delegating party shall be jointly and severally liable, with the permitted assignee or delegatee, for any duties or obligations owed to the non-assigning party under this Agreement.

17. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Texas without giving effect to any principles of conflicts of laws.

18.     EXPENSES AND FEES; INCOME TAX MATTERS.

        18.1. EXPENSES AND FEES. Whether or not the transactions contemplated by this Agreement are consummated, each of the parties hereto shall pay the fees and expense of its counsel, accountants and other experts incident to the negotiation and preparation of this Agreement and consummation of the transactions contemplated hereby. Buyer shall be responsible for the cost of all fees for the recording of transfer documents and any sales, transfer, stamp or other excise taxes resulting from the transfer of the Assets to Buyer. All other costs shall be borne by the party incurring such costs.

        18.2. INCOME TAX MATTERS. For federal and state income tax matters only, the effective date of the sale and purchase of the Assets shall be deemed to be January 1, 1996, notwithstanding the selection of the Effective Date for all other matters. Seller and Buyer shall cause DIGP to provide a Form K-1 for the entire calendar year 1995 reflecting Seller, TMBGC and EGGI as partners.

19. INTEGRATION. This Agreement, including the Exhibit and all Annexes, and the other agreements to be entered into by the parties under the provisions of this Agreement and the Confidentiality Agreement dated October 13, 1995, executed by Buyer and the Advisor (the "CONFIDENTIALITY AGREEMENT") set forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersede all prior agreements, prior arrangements and prior understandings relating to the subject matter hereof. Upon Closing, the obligations of Buyer under the Confidentiality Agreement to the extent such relate to the Assets or the DIGS shall terminate.

20. WAIVER OR MODIFICATION. This Agreement may be amended, modified, superseded or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by a duly authorized officer of Buyer and Seller, or, in the case of a waiver or consent, by or on behalf of the party or parties waiving compliance or giving such consent. The failure of any party at any time or times to require performance of any provision of this Agreement shall not affect its right at a later time to enforce such provision. No waiver by any party of any condition, or of any breach of any covenant, agreement, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of any breach of any other covenant, agreement, representation or warranty.

21. HEADINGS. The section headings contained in this Agreement are for convenient reference only and shall not in any way affect the meaning or interpretation of this Agree ment.

22. INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, to the extent such does not result in a material adverse impairment to the rights or obligations of any party hereto, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

23. WAIVER OF JURY TRIAL. SELLER AND BUYER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING BASED ON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN.

24. MULTIPLE COUNTERPARTS. This Agreement may be executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which constitute, collectively, one agreement. In addition, this Agreement may be executed in a number of counterparts, any one of which may contain the execution of either Buyer or Seller, and all of such counterparts taken together shall constitute one completely executed original agreement.

25. PUBLIC ANNOUNCEMENTS. Buyer and Seller agree that prior to making any public announcement or statement with respect to the transaction contemplated by this Agreement, the party desiring to make such public announcement or statement shall consult with the other party hereto and shall (a) agree upon the text of a joint public announcement or statement to be made by both Buyer and Seller or
(b) obtain approval of the other party hereto the text of a public announcement or statement to be made solely by Seller or Buyer, as the case may be. Nothing contained in this Section shall be construed to require either party to obtain approval of the other party hereto to disclose information with respect to the transaction contemplated by this Agreement to any state or federal governmental authority or agency to the extent required by applicable law or by any applicable rules, regulations or orders of any governmental authority or agency having jurisdiction or necessary to comply with disclosure requirements of the New York Stock Exchange or any applicable securities laws.

26.     ARBITRATION.

        26.1. BINDING ARBITRATION. On the request of any party hereto, whether made before or after the institution of any legal proceeding, any action, dispute, claim or controversy of any kind now existing or hereafter arising between any of the parties hereto in any way arising out of, pertaining to or in connection with this Agreement (a "DISPUTE") shall be resolved by binding arbitration by three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA") and, to the maximum extent applicable, the Federal Arbitration Act (Title 9 of the United States
Code). The transactions contemplated by this Agreement are transactions involving and relating to commerce. In the event of any inconsistency between
Section 26 and any statute and rules, Section 26 shall control. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction. Any party may, by summary proceedings, bring an action in court to compel arbitration of any Dispute.

        26.2. ARBITRATORS. Each arbitrator shall be an active or recently retired business person or professional with not less than ten years experience in the gas pipeline industry. The arbitrators may engage engineers, accountants or other consultants that the arbitrator deems necessary to render a conclusion in the arbitration proceeding. The arbitration shall be initiated by one party ("CLAIMANT") giving notice to the other party ("RESPONDENT") and to the Administrator of the American Arbitration Association ("ADMINISTRATOR") that the Claimant elects to refer the Dispute to arbitration, and that the Claimant has appointed an arbitrator who shall be identified in such notice. The Respondent shall notify the Claimant and the Administrator in writing within fifteen days after its receipt of the Claimant's notice, identifying the arbitrator the Respondent has selected. If the Respondent fails within the fifteen day period to so notify the Claimant or to identify an arbitrator, the second arbitrator shall be appointed by the Administrator at the request of the Claimant or the Respondent within fifteen days after such request is made. The two arbitrators so identified shall select a third arbitrator within fifteen days after the second arbitrator has been appointed. If, however, such arbitrators shall fail to appoint such third arbitrator within such fifteen day period, then the third arbitrator shall be appointed by the Administrator at the request of either the Claimant or the Respondent within fifteen days after such request is received by the Administrator. If such arbitration is in compliance with the rules governing the arbitration as described in Section 26.1, any claim of evident partiality on the part of either arbitrator appointed by Buyer or Seller under the provisions of Section 26 is hereby waived by the parties.

        26.3. CONDUCT OF ARBITRATION. To the maximum extent practicable, an arbitration proceeding hereunder shall be concluded within 180 days of the filing of the Dispute with the AAA. Arbitration proceedings shall be conducted in Houston, Texas. Arbitrators shall be empowered to impose sanctions and to take such other actions as the arbitrators deem necessary to the same extent a judge could impose sanctions or take such other actions pursuant to the Federal Rules of Civil Procedure and applicable law. At the conclusion of any arbitration proceeding, the arbitrator shall make specific written findings of fact and conclusions of law. Each party agrees to keep all Disputes and arbitration proceedings strictly confidential except for disclosure of information required by applicable law.

        26.4. COSTS OF ARBITRATION. All fees of the arbitrators and any engineer, accountant or other consultant engaged by the arbitrators, shall be paid by Buyer and Seller equally unless otherwise awarded by the arbitrators in the event the arbitrators find the asserted claim was frivolous.

27. THIRD PARTY BENEFICIARIES. Except as provided below, there are no third-party beneficiaries of any of the rights and obligations of either Seller or Buyer under this Agreement. EGGI and TMBGC are express third-party beneficiaries of the consent and waiver provided in Section 5.5. The Seller Indemnified Parties and the Buyer Indemnified Parties are express third-party beneficiaries of the indemnification provisions of this Agreement. OEDC Partners, L.P. and MCN Investment Corporation are express third-party beneficiaries under this Agreement.

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EXECUTED as of the date first set forth above.

                              DAUPHIN ISLAND GATHERING COMPANY, L.P., by its sole general partner, OEDC, Inc.


                              By:   /s/ DOUGLAS H. KIESEWETTER
                              Name:     Douglas H. Kiesewetter
                              Title:    Vice President

                              PIPELINE & PROCESSING GROUP, INC.

                              By:   /s/ JOSEPH L. ROBERTS
                              Name:     Joseph L. Roberts
                              Title:    Vice President

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